                                                                      EXHIBIT 24
                                                              POWERS OF ATTORNEY



                                                             ROBERT J. CALLANDER



                                POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $400 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments thereto

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:  August 12, 1998                         /s/ Robert J. Callander
                                                -----------------------
                                                    Robert J. Callander

                                                                 PATRICIA BARRON




                                POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton, as her Attorney-in-Fact and hereby grants to each of them acting alone without the others, for her and in her name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $400 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments thereto

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:     August 12, 1998                      /s/  Patricia Barron
                                                -----------------------
                                                     Patricia Barron

                                                                EDWARD G. JORDAN





                                POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $400 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments thereto

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:     August 17, 1998                          /s/  Edward G. Jordan
                                                    ---------------------
                                                         Edward G. Jordan

                                                                JAMES E. PRESTON





                                POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $400 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments thereto

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:     August 17, 1998                           /s/  James E. Preston
                                                     ---------------------
                                                          James E. Preston

                                                                 JOSEPH NEUBAUER





                                POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $400 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments thereto

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:     August 12, 1998                      /s/  Joseph Neubauer
                                                -----------------------
                                                     Joseph Neubauer

                                                            LEE F. DRISCOLL, JR.





                                POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $400 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments thereto

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:     August 19, 1998                      /s/ Lee F. Driscoll, Jr.
                                                ------------------------
                                                    Lee F. Driscoll, Jr.

                                                           MITCHELL S. FROMSTEIN





                                POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $400 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments thereto

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:     August 17, 1998                           /s/  Mitchell S. Fromstein
                                                     --------------------------
                                                          Mitchell S. Fromstein

                                                            REYNOLD C. MACDONALD





                                POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $400 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments thereto

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:     August 20, 1998                        /s/ Reynold C. MacDonald
                                                  ------------------------
                                                      Reynold C. MacDonald

                                                             RONALD R. DAVENPORT





                                POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $400 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments thereto

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:     August 12, 1998                    /s/ Ronald R. Davenport
                                              -----------------------
                                                  Ronald R. Davenport

                                                                  THOMAS H. KEAN





                                POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $400 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments thereto

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:     August 24, 1998                               /s/ Thomas H. Kean
                                                         ------------------
                                                             Thomas H. Kean

                                                               JAMES E. KSANSNAK





                                POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, L. Frederick Sutherland, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

                  (a) sign the Registration Statement on Form S-3 for up to $400 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and


                  (b) perform every other action which any such Attorney-in-Fact may deem necessary or proper in connection with the registration statement or amendments thereto

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendments thereto shall be conclusive evidence of such approval).




Dated:     August 12, 1998                      /s/ James E. Ksansnak
                                                -----------------------
                                                    James E. Ksansnak